UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
June 3, 2020
Live Nation Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

9348 Civic Center Drive
Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

(310) 867-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 Par Value Per Share	LYV	New York Stock Exchange
(Includes Preferred Stock Purchase Rights)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On June 3, 2020, effective as of the annual meeting of stockholders (the “Annual Meeting”) of Live Nation Entertainment, Inc. (the “Company”), Mark Carleton and Ted Enloe retired from the board of directors (the “Board”) of the Company.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(b) On June 3, 2020, at the Annual Meeting:

1. Maverick Carter, Ari Emanuel, Ping Fu, Jeff Hinson, Chad Hollingsworth, Jimmy Iovine, Jim Kahan, Greg Maffei, Randall Mays, Michael Rapino, Mark Shapiro and Dana Walden were elected as directors to serve for a term of one year expiring at the annual meeting of stockholders to be held in 2021 or until their successors are elected and qualified;

2. an advisory resolution was passed in favor of the Company’s executive compensation; and

3. Ernst & Young LLP was ratified as the Company’s independent registered public accounting firm for the 2020 fiscal year.

The final results of the voting at the Annual Meeting were as follows:

Proposal No. 1 – Election of Directors
Nominees	For	Against	Abstained	Broker Non-Votes
Maverick Carter	143,407,039	35,614,741	398,836	7,303,120
Ari Emanuel	142,249,578	36,768,208	402,830	7,303,120
Ping Fu	143,400,836	35,620,934	398,846	7,303,120
Jeff Hinson	137,983,732	41,038,336	398,548	7,303,120
Chad Hollingsworth	177,031,094	1,991,274	398,248	7,303,120
Jimmy Iovine	142,437,442	36,583,016	400,158	7,303,120
Jim Kahan	142,945,723	36,076,538	398,355	7,303,120
Greg Maffei	124,038,222	54,984,985	397,409	7,303,120
Randall Mays	126,642,897	52,371,983	405,736	7,303,120
Michael Rapino	143,579,904	35,442,610	398,102	7,303,120
Mark Shapiro	142,402,804	36,616,532	401,280	7,303,120
Dana Walden	143,466,671	35,557,433	396,512	7,303,120

Proposal No. 2 – Advisory Vote on the Company’s Executive Compensation
For	Against	Abstained	Broker Non-Votes
168,447,340	10,349,512	623,764	7,303,120

Proposal No. 3 – Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for 2020
For	Against	Abstained
185,148,277	1,160,184	415,275

Item 8.01 Other Events.

In connection with his initial election to the Board, on June 3, 2020, Mr. Hollingsworth entered into the Company’s form indemnification agreement for directors, which is included as Exhibit 10.1 and incorporated herein by reference.

Also on June 3, 2020, the Board approved a 35% reduction in the cash amounts payable to members of the Board in respect of Board and Board committee service, pursuant to the Company’s non-employee director compensation plan, for the remainder of 2020, with such net amounts to be paid in shares of restricted stock of the Company in lieu of cash.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
10.1
Form of Indemnification Agreement (incorporated by reference to Exhibit 10.23 of the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2009, filed with the Securities and Exchange Commission on February 25, 2010).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation Entertainment, Inc.

By:	/s/ Brian Capo
Brian Capo
Chief Accounting Officer
June 5, 2020